Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Hollywood Casino Shreveport and Subsidiaries and of Shreveport Capital Corporation (collectively, the “Companies”) for the period ended June 30, 2003 as filed with the Securities and Exchange Commission, I, John C. Hull, Chief Financial Officer of HCS I, Inc., Managing General Partner of the Companies, certify pursuant to 18 U.S.C. Section §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002 that to the best of my knowledge:

(1)                                  the Quarterly Report on Form 10-Q for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in the Quarterly Report on Form 10-Q for the period ended June 30, 2003 fairly presents, in all material respects, the Companies’ financial condition and results of operations.

August 14, 2003

/s/ John C. Hull
John C. Hull
Chief Financial Officer
HCS I, Inc.